UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 30, 2012

AFFYMETRIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28218	77-0319159
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3420 Central Expressway

Santa Clara, California 95051

(Address of Principal Executive Offices) (Zip Code)

(408) 731-5000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously reported, on May 3, 2012, Affymetrix, Inc. (the “Company”), Excalibur Acquisition Sub, Inc., a wholly-owned subsidiary of the Company (“Acquisition Subsidiary”), eBioscience Holding Company, Inc. (“eBioscience”), and a representative of the securityholders of eBioscience entered into an Amended and Restated Agreement and Plan of Merger (the “Acquisition Agreement”), pursuant to which Acquisition Subsidiary will be merged with and into eBioscience (the “Acquistion”), with eBioscience surviving as a wholly-owned subsidiary of the Company. The Acquisition is subject to certain closing conditions, including the Company’s receipt of financing for the Acquisition. This Current Report on Form 8-K is being filed to provide the audited historical consolidated financial statements of eBioscience as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011, the unaudited historical condensed consolidated financial statements of eBioscience as of March 31, 2012 and for the three months ended March 31, 2012 and 2011 and the unaudited pro forma combined financial statements of the Company and eBioscience reflecting the Acquisition. A copy of the Acquisition Agreement is filed herewith as Exhibit 2.2.

In connection with the acquisition of eBioscience, Affymetrix has amended the commitment letter (the “Commitment Letter”) that it previously entered into with General Electric Capital Corporation and Silicon Valley Bank (the “Lenders”) to increase the principal amount of the senior secured credit facilities which the Lenders have committed to provide from an aggregate amount of $90 million to $100 million, comprised of (i) $85 million under a five-year term loan facility and (ii) $15 million under a five-year revolving credit facility.

The Company has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 which has not yet become effective. No securities may be sold nor offers to buy securities be accepted prior to the time the registration statement becomes effective. This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

Forward Looking Statements

This report and the financial statements and exhibits filed herewith include forward-looking statements regarding the Acquisition and related transactions that are not historical or current facts and deal with potential future circumstances and developments, in particular statements regarding whether and when the Acquisition and related transactions will be consummated; the amount of cash consideration to be paid to eBioscience securityholders pursuant to the Acquisition Agreement; the type, amount and terms of the Acquisition financing to be obtained by the Company; and the amount of any fees and expenses incurred in connection with the Acquisition financing and the Acquisition. Forward-looking statements are qualified by the inherent risks and uncertainties surrounding future expectations generally and may materially differ from actual future experience. Risks and uncertainties that could affect forward-looking statements include: satisfaction of conditions to the closing of the Acquisition; satisfaction of conditions to the debt financing of the Acquisition; the Company’s ability to obtain additional required financing for the Acquisition on favorable terms, or at all; the risk that expected cost savings or other synergies from the Acquisition may not be fully realized or may take longer to realize than expected; the risk that the businesses of the Company and eBioscience may not be combined successfully or in a timely and cost-effective manner; the risk that business disruption relating to the Acquisition may be greater than expected; and the risks that are described in the Company’s reports filed with the SEC, including the annual report on Form 10-K for the year ended December 31, 2011 and the quarterly report on Form 10-Q for the three months ended March 31, 2012. This report speaks only as of its date and the Company disclaims any duty to update the information herein other than as required by applicable law or regulation.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of eBioscience as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 and the unaudited condensed consolidated financial statements of eBioscience as of March 31, 2012 and for the three months ended March 31, 2012 and 2011 are filed herewith as Exhibit 99.1.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined financial statements reflecting the Acquisition are filed herewith as Exhibit 99.2.

(d)	Exhibits.

Exhibit No.	Description

2.2*	Amended and Restated Agreement and Plan of Merger dated as of May 3, 2012 among the Company, eBioscience Holding Company, Inc., Excalibur Acquisition Sub, Inc. and the Securityholders’ Representative.

23.1	Consent of Ernst & Young LLP, Independent Auditors of eBioscience Holding Company, Inc.

99.1	Audited consolidated financial statements of eBioscience as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 and unaudited condensed consolidated financial statements of eBioscience as of March 31, 2012 and for the three months ended March 31, 2012 and 2011.

99.2	Unaudited pro forma combined financial statements as of and for the three months ended March 31, 2012 and the year ended December 31, 2011.

*	Schedules and certain exhibits to the Acquisition Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFYMETRIX, INC.
(Registrant)
Date: May 30, 2012	By:	/S/ JOHN F. RUNKEL, JR.
John F. Runkel, Jr.
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.2*	Amended and Restated Agreement and Plan of Merger dated as of May 3, 2012 among the Company, eBioscience Holding Company, Inc., Excalibur Acquisition Sub, Inc. and the Securityholders’ Representative.

23.1	Consent of Ernst & Young LLP, Independent Auditors of eBioscience Holding Company, Inc.

99.1	Audited consolidated financial statements of eBioscience as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 and unaudited condensed consolidated financial statements of eBioscience as of March 31, 2012 and for the three months ended March 31, 2012 and 2011.

99.2	Unaudited pro forma combined financial statements as of and for the three months ended March 31, 2012 and the year ended December 31, 2011.

*	Schedules and certain exhibits to the Acquisition Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.